UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 29, 2010
HAEMONETICS CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts	1-14041	04-2882273
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

400 Wood Road	02184
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code 781-848-7100
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On July 29, 2010, Brad Nutter, Executive Chairman of the Board, announced his plan to retire from his position on November 1, 2010. Mr. Nutter’s retirement marks the end of the CEO succession plan that began with the announcement in October, 2008 that Brian Concannon, then Chief Operating Officer, would replace Brad Nutter as President and CEO and Brad Nutter would assume the role of Executive Chairman of the Board. Brian Concannon was appointed President and CEO as of April 1, 2009.
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits
99.1: Press Release of Haemonetics Corporation dated August 2, 2010 announcing the retirement of Brad Nutter.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAEMONETICS CORPORATION (Registrant)
Date: August 2, 2010	/s/ Christopher Lindop
Christopher Lindop, Chief Financial Officer
and VP Business Development

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